Statement of Additional Information Supplement American Century ETF Trust
Supplement dated May 31, 2023 ■ Statement of Additional Information dated March 14, 2023

American Century® STOXX® U.S. Quality Growth ETF has been renamed American Century® U.S. Quality Growth ETF. All references to American Century® STOXX® U.S. Quality Growth ETF are replaced with American Century® U.S. Quality Growth ETF.

American Century® STOXX® U.S. Quality Value ETF has been renamed American Century® U.S. Quality Value ETF. All references to American Century® STOXX® U.S. Quality Value ETF are replaced with American Century® U.S. Quality Value ETF.

Peruvemba Satish no longer serves as a portfolio manager for American Century® U.S. Quality Growth ETF or American Century® U.S. Quality Value ETF. All references to Peruvemba Satish are deleted.

The following replaces the last paragraph of the Conflicts of Interest section that begins on page 49:

For American Century Quality Diversified International ETF, American Century U.S. Quality Growth ETF, and American Century U.S. Quality Value ETF, ACIM serves as both the Investment Advisor and the Index Provider. These dual roles may give rise to potential conflicts of interest, such as the potential use of non-public information about the index and index changes to benefit the Advisor, other similarly-managed Advisor accounts, or third parties. In addition to the conflict mitigation policies described above, ACIM follows policies and procedures designed to address these specific conflicts by implementing certain information barriers to prevent the sharing of information between the personnel responsible for maintaining the Index and those involved in investment decision-making for the fund. ACIM also has procedures designed to prevent the misuse of material non-public information by the Investment Advisor. Such conflicts may also be mitigated by protections provided by the Investment Company Act and the Investment Advisers Act of 1940, as amended, as well as the fund’s policy to maintain full portfolio transparency.

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